Exhibit 10.2

SIXTH AMENDMENT TO THE
RECEIVABLES PURCHASE AGREEMENT
This SIXTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of August 21, 2019, is entered into by and among the following parties:

(i)	DXC RECEIVABLES LLC (F/K/A CSC RECEIVABLES LLC), a Delaware limited liability company, as Seller (the “Seller”);

(ii)	DXC TECHNOLOGY COMPANY, a Nevada corporation, as Servicer (the “Servicer”);

(iii)	PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser, as Group Agent for its Purchaser Group and as Administrative Agent (in such capacity, the “Administrative Agent”);

(iv)	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Purchaser and as Group Agent for its Purchaser Group;

(v)	MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as a Committed Purchaser and as Group Agent for its Purchaser Group;

(vi)	FIFTH THIRD BANK, as a Committed Purchaser and as Group Agent for its Purchaser Group;

(vii)	MIZUHO BANK, LTD., as a Committed Purchaser and as Group Agent for its Purchaser Group; and

(viii)	THE TORONTO DOMINION BANK, as a Committed Purchaser and as Group Agent for its Purchaser Group.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND
A.    The parties hereto (other than the Originator) have entered into a Receivables Purchase Agreement, dated as of December 21, 2016 (such date, the “Original Closing Date”) (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).
B.    Concurrently herewith, the Seller, as buyer, the Servicer, DXC Technology Services LLC, as originator, and Alliance-One Services, Inc., Computer Sciences Corporation, CSC Consulting, Inc., CSC Cybertek Corporation, Mynd Corporation and PDA Software Services LLC, as new originators (collectively, the “New Originators”), are entering into that certain Third Amendment to the Purchase and Sale Agreement, dated as of the date hereof.
C.    Concurrently herewith, the parties hereto and PNC Capital Markets LLC, as Structuring Agent, are entering into that certain Fifth Amended and Restated Fee Letter, dated as of the date hereof.
D.    Concurrently herewith, DXC Technology Company, as performance guarantor, in favor of the Administrative Agent on behalf of the secured parties, is entering into the Second Amended and Restated Performance Guaranty, dated as of the date hereof.
E.     The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Non Ratable Investment. Notwithstanding the requirements set forth in Sections 2.01 and 2.02 in the Receivables Purchase Agreement, the Seller hereby requests on a one-time basis that in connection with this Amendment, each Purchaser and each Group Agent, as applicable, makes a non-ratable investment on the date hereof in the applicable amount set forth on Exhibit A hereto. For administrative convenience, the Seller hereby requests that each Purchaser and each Group Agent, as applicable, fund the investment requested hereto to the applicable account(s) set forth on Exhibit A hereto.
SECTION 2.    Notice of Investment Request. In connection with this Amendment, the Seller is delivering an Investment Request on the date hereof. Notwithstanding the notice requirement requiring the Seller to provide an Investment Request at least three (3) Business Days prior to each Investment as set forth in Section 2.02 of the Receivables Purchase Agreement, the Administrative Agent and each Group Agent agrees to fund such Investment on a one-time basis on the date hereof as specified in the Investment Request.
SECTION 3.    Amendments to the Receivables Purchase Agreement.
(a)    The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit B.
(b)    Exhibit F of the Receivables Purchase Agreement is hereby replaced in its entirety with the exhibit attached hereto as Exhibit F.
SECTION 4.    Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrative Agent, each Purchaser and each Group Agent, as follows:
(a)    Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
(c)    No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Termination, Non-Reinvestment Event, Unmatured Event of Termination or Unmatured Non-Reinvestment Event.
SECTION 5.    Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
SECTION 6.    Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of each of the documents, agreements (in fully executed form), opinions of counsel, lien search results, UCC filings, certificates and other deliverables listed on the closing memorandum attached as Exhibit C hereto, in each case, in form and substance acceptable to the Administrative Agent.
SECTION 7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 9.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
DXC RECEIVABLES LLC,
as Seller

By: /s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

DXC TECHNOLOGY COMPANY,
as Servicer

By: /s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: Senior Vice President, Treasury and Corporate Development

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Christopher Blaney Name: Christopher Blaney Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ Christopher Blaney Name: Christopher Blaney Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group By: /s/ Christopher Blaney Name: Christopher Blaney Title: Senior Vice President

WELLS FARGO, NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ Eero Maki Name: Eero Maki Title: Managing Director

WELLS FARGO, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group By: /s/ Eero Maki Name: Eero Maki Title: Managing Director

MUFG BANK, LTD., as a Committed Purchaser By: /s/ Eric Williams Name: Eric Williams Title: Managing Director

MUFG BANK, LTD., as Group Agent for its Purchaser Group By: /s/ Eric Williams Name: Eric Williams Title: Managing Director

FIFTH THIRD BANK, as a Committed Purchaser By: /s/ Brian J. Gardner Name: Brian J. Gardner Title: Managing Director

FIFTH THIRD BANK, as Group Agent for its Purchaser Group By: /s/ Brian J. Gardner Name: Brian J. Gardner Title: Managing Director

MIZUHO BANK, LTD., as a Committed Purchaser By: /s/ Richard A. Burke Name: Richard A. Burke Title: Managing Director

MIZUHO BANK, LTD., as Group Agent for its Purchaser Group By: /s/ Richard A. Burke Name: Richard A. Burke Title: Managing Director

THE TORONTO DOMINION BANK, as a Committed Purchaser By: /s/ Bradley Purkis Name: Bradley Purkis Title: Managing Director

THE TORONTO DOMINION BANK, as Group Agent for its Purchaser Group By: /s/ Bradley Purkis Name: Bradley Purkis Title: Managing Director

Exhibit A

Funds Flow Memorandum

Exhibit B

Amendments to the Receivables Purchase Agreement

Exhibit C

Closing Memorandum

Exhibit F

Form of Information Package

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